UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2005

BRONCO DRILLING COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51471	20-2902156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue, Suite 100 Oklahoma City, OK		73134
(Address of principal executive offices)		(Zip code)

(405) 242-4444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On August 29, 2005, Bronco Drilling Company, Inc. (the “Company”) repaid the entire $22,235,141 outstanding principle balance, plus accrued, unpaid interest and fees, due under its Loan and Security Agreement, dated December 26, 2003, by and among the Company, Wrangler Equipment, L.L.C., Elk Hill Drilling, Inc., and General Electric Capital Corporation (“GECC”) (the “Facility”). The payoff amount also included a prepayment fee of $643,500 incurred in connection with the termination of the Facility. The Company used a portion of the proceeds from its initial public offering to make these payments.

The Facility provided for a series of term loan advances up to a maximum amount of $25,500,000. Borrowings under the Facility bore interest at a rate equal to the London Interbank Offered Rate, or LIBOR, plus 5.0%, and were secured by substantially all of the Company’s property, assets and ownership interests in the Company’s subsidiary, but excluding cash and accounts receivables. The Facility provided for draws in $3,000,000 minimum increments, each with a five-year term, and payments of principal and accrued but unpaid interest were due on the first day of each month. The Facility provided for a prepayment fee of 3.0%, decreasing by 1.0% on each anniversary of the Facility, and an unused fee of 0.50% accrued on the daily average unused portion of the Facility, payable monthly in arrears. The Facility had a maturity date of October 1, 2010.

The Facility included customary negative financial covenants for credit facilities of its type, including covenants limiting liens, hedging, mergers, asset sales, changes in the nature of business, transactions with affiliates, other fundamental changes, indebtedness, acquisitions, dividends or other distributions, and investments. The Facility also required that the Company maintain an EBITDA to debt service coverage ratio of at least one-to-one and that the company deliver to GECC audited financial statements within 90 days of the end of each fiscal year.

The Facility, and each amendment thereto, were initially filed as exhibits to the Company’s Registration Statement on Form S-1, File No. 333-125405, filed by the Company with the Securities and Exchange Commission on June 1, 2005. The description of the Facility set forth above is qualified in its entirety by reference to the exhibits which are incorporated by reference into this Item 1.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of December 26, 2003, by and among General Electric Capital Corporation, Bronco Drilling Company, L.L.C., Wrangler Equipment, L.L.C., and Elk Hill Drilling, Inc. (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-1, File No. 333-125405, filed by the Company with the Securities and Exchange Commission on June 1, 2005).

10.2	First Amendment to Loan and Security Agreement, dated as of September 24, 2004, by and among General Electric Capital Corporation, Bronco Drilling Company, L.L.C., Wrangler Equipment, L.L.C., and Elk Hill Drilling, Inc. (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-1, File No. 333-125405, filed by the Company with the Securities and Exchange Commission on June 1, 2005).

10.3	Second Amendment to Loan and Security Agreement, dated as of April 14, 2004, by and among General Electric Capital Corporation, Bronco Drilling Company, L.L.C., Wrangler Equipment, L.L.C., and Elk Hill Drilling, Inc. (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-1, File No. 333-125405, filed by the Company with the Securities and Exchange Commission on June 1, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date: September 1, 2005	By:	/s/ ZACHARY M. GRAVES
Zachary M. Graves Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of December 26, 2003, by and among General Electric Capital Corporation, Bronco Drilling Company, L.L.C., Wrangler Equipment, L.L.C., and Elk Hill Drilling, Inc. (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-1, File No. 333-125405, filed by the Company with the Securities and Exchange Commission on June 1, 2005).

10.2	First Amendment to Loan and Security Agreement, dated as of September 24, 2004, by and among General Electric Capital Corporation, Bronco Drilling Company, L.L.C., Wrangler Equipment, L.L.C., and Elk Hill Drilling, Inc. (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-1, File No. 333-125405, filed by the Company with the Securities and Exchange Commission on June 1, 2005).

10.3	Second Amendment to Loan and Security Agreement, dated as of April 14, 2004, by and among General Electric Capital Corporation, Bronco Drilling Company, L.L.C., Wrangler Equipment, L.L.C., and Elk Hill Drilling, Inc. (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-1, File No. 333-125405, filed by the Company with the Securities and Exchange Commission on June 1, 2005).